Exhibit 99.1

Filed by Finward Bancorp pursuant to Rule 425

under the Securities Act of 1933

Subject Company: Finward Bancorp

Commission File No. 000-26128

FINWARD BANCORP

Investor Presentation

Monday, November 29, 2021

Finward Bancorp

FINWARD BANCORP

A NASDAQ Traded Company – Symbol FNWD

Additional Information for Shareholders

Additional Information for Shareholders

In connection with the proposed merger with RYFL, Finward has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of RYFL and Finward, as well as a Prospectus of Finward (the "Joint Proxy Statement/Prospectus"), as well as other relevant documents concerning the proposed transaction. Finward and RYFL have mailed the definitive Joint Proxy Statement/Prospectus to shareholders of Finward and RYFL (which mailings were first made on or about November 8, 2021). SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

The Joint Proxy Statement/Prospectus and other relevant materials, and any other documents Finward has filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain copies of the documents Finward has filed with the SEC, free of charge, from Finward at www.ibankpeoples.com under the tab "Investor Relations – SEC Filings." Alternatively, these documents can be obtained free of charge from Finward upon written request to Finward Bancorp, Attn: Shareholder Services, 9204 Columbia Avenue, Munster, Indiana 46321, or by calling (219) 836-4400, and from RYFL upon written request to Royal Financial, Inc., Attn: Corporate Secretary, 9226 Commercial Avenue, Chicago, Illinois 60617, or by calling (773) 768-4800. The information available through Finward's website is not and shall not be deemed part of this document or incorporated by reference into other filings Finward makes with the SEC.

Finward, RYFL, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Finward and RYFL in connection with the proposed merger. Information about the directors and executive officers of Finward is set forth in Finward's Annual Report on Form 10-K filed with the SEC on March 22, 2021, and in the proxy statement for Finward's 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2021. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand the FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Overview of Finward Bancorp

Company Overview

- 110-year old bank headquartered in Munster, Indiana
- Community bank with core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Named a Best Bank to Work for in America for 2015-2020 as well as a Top 200 Community Bank for 15 consecutive years by American Banker magazine
- Committed to our core values of **Stability, Integrity, Community** and **Excellence**
- Expanded into Illinois via two successfully integrated acquisitions
- Growing a full-service wealth management business

Branch Map


FNWD (22)
RYFL (9)
Des Plaines
Evanston
Park Ridge
St Charles
Carol Stream
Geneva
Batavia
Elmhurst
Oak Park
Wheaton
Lombard
Cicero
Aurora
Naperville
Darien
Woodridge
Bolingbrook
Burbank
Oak Lawn
Blue Island
Oswego
Romeoville
Joliet
New Lenox
Chicago Heights
Gary
Hobart
Portage
Westville
La Porte
Michigan City
Indiana Dunes National Lakeshore
Midewin National Tallgrass

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 22 full-service retail locations across Indiana and Illinois (excludes the 9 Royal Financial locations to be added)
- 14 person business banking team
- Full service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $373M of assets under care
- 12% YOY growth in revenues from 2019 to 2020

Financial Highlights

$ in Millions	2019	2020	Q3 2021 YTD
Total Assets	$1,328	$1,496	$1,610
Total Gross Loans	906	965	956
Total Deposits	1,154	1,302	1,406
Total Equity	134	152	153
NPAs / Assets(1)(2)	0.72%	1.11%	0.93%
NIM (FTE)	3.73%	3.64%	3.49%
Core ROAA(2)(3)	0.91%	0.94%	0.88%
Core ROATCE(2)(3)	10.6%	10.4%	9.9%
Full-Time Employees	255	264	263

(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Non-GAAP calculation, see Pages 29, 30 & 31.
(3) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

Investment Rationale

Robust & Disciplined Growth Supporting Strong Profitability	▪ **9.8% TBV + Dividend CAGR since year-end 2013** ▪ Emphasis on expanding both **wealth management and business banking** ▪ **Organic growth enhanced by strategic acquisitions** expanding reach into markets that are very similar to the legacy footprint ▪ Core ROAA of 0.88%(1) and core ROATCE of 9.9%(1) for the year-to-date period ending in Q3 2021
Experienced Management Team	▪ **Dynamic, enthusiastic management team** with significant experience in Chicago area markets led by a highly accomplished Board of Directors ▪ **Executive management team well positioned** to take the Company through the next phase of the strategic plan ▪ **18%(2) insider ownership** aligns management's interests with shareholders
Dynamic Operating Markets	▪ **Operating in the "shadow" of Chicago;** enjoying the positives of Chicago's diverse economy with the benefit of being headquartered in Indiana ▪ **Well positioned to growthrough ample acquisition opportunities** in our operating markets ▪ Vibrant, highly educated workforce
Attractive & Growing Core Deposit Franchise	▪ Formidable and well established **core deposit base of 90%(3) of total deposits** growing in excess of 12.6% per year (2013-current) ▪ Dedicated to **banking our clients' entire relationship** through whichever of our channels meets their needs
Strategic Investments in Infrastructure & Technology	▪ Focused on **establishing scalable platforms** for all business lines to support continued growth ▪ **Re-engineering branch and digital banking channels** while bolstering data analytics to better address client needs ▪ **Leveraging technology** to enhance operations, creating highly scalable processes

(1) Non-GAAP calculation, see Pages 29 & 30.
(2) Per March 2021 proxy statement. Beneficial ownership includes shares of restricted stock.
(3) Core deposits defined as total deposits less time deposits greater than $100K.

FINWARD BANCORP

Corporate History


Acquired Assets(1)
Total Organic Assets
Asset CAGR - 15.7% (15.4% excl. PPP)
TBV per Share CAGR - 7.0% (TBV + Div. CAGR - 9.8%)
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,328
$179
$1,149
$1,496
$2,143
$533
$1,610

2013

- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014

- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015

- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016

- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director
- Wealth management leadership transition

2017

- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018

- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019

- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

2020

- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

Q3 2021

- Listed on NASDAQ
- Integrating Salesforce across platform
- Change name to Finward Bancorp, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)
- July 2021: Announced acquisition of Royal Financial, Inc., expanding Illinois footprint

Management Team Building | Acquisitions | Key Moments

Note: Total assets as of December 31 for each period and September 30 for Q3 2021.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

FINWARD BANCORP

Executive Management Team

- Multi-generational leadership team with decades of combined experience working together
- Significant insider ownership of 18%[1] aligning interests with shareholders
- Seasoned banking team with deep ties to core operating markets
- Risk-aligned corporate culture, promoting responsibility and accountability

Officer		Years of Banking Experience	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	11	2010	President & Chief Executive Officer
	Robert T. Lowry	36	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	26	1996	Executive VP & Chief Banking Officer
	Peymon S. Torabi	18	2003	Executive VP & Chief Financial Officer
	Leane E. Cerven	27	2010	Executive VP & Chief Risk Officer
	Tanya A. Leetz	27	1994	Executive VP & Chief Technology Officer
	Jill Washington	15	2021	Senior VP & Chief People Officer

(1) Per March 2021 proxy statement. Beneficial ownership includes shares of restricted stock.

Diverse Board of Directors

	Board Member	Age	Year Joined Board
	David A. Bochnowski *Executive Chairman*	76	1977

	Board Member	Age	Year Joined Board
	Benjamin J. Bochnowski *President & CEO*	41	2014
	Donald P. Fesko	49	2005
	Edward J. Furticella	74	2000
	Danette Garza	67	2013
	Joel Gorelick	74	2000

	Board Member	Age	Year Joined Board
	Amy W. Han	58	2008
	Robert E. Johnson III	52	2016
	Kenneth V. Krupinski	74	2003
	Anthony M. Puntillo	55	2004
	James L. Wieser	74	1999

Note: See Appendix for Board of Directors biographies.

Dynamic & Attractive Operating Market

3rd Largest MSA Deposit Market(1)


Deposits ($ billions)
New York $811.5
Los Angeles $475.7
Chicago $299.1
Miami $232.2
Dallas $190.0
Washington, D.C. $187.3
Philadelphia $186.8
Houston $163.6
Atlanta $137.2
Phoenix $100.4

3rd Most Populated MSA(2)


Population (millions)
New York 19.2
Los Angeles 13.3
Chicago 9.4
Dallas 7.7
Houston 7.2
Washington, D.C. 6.3
Miami 6.3
Atlanta 6.1
Philadelphia 6.1
Phoenix 5.1

4th Highest MSA HH Income(3)


Household Income ($ thousands)
U.S. Median HHI: $67.8
Washington, D.C. $109.2
New York $86.5
Los Angeles $79.8
Chicago $76.8
Dallas $75.7
Atlanta $75.4
Philadelphia $75.3
Phoenix $71.1
Houston $69.0
Miami $62.6

FNWD Operating Market: The "Shadow" of Chicago

- Benefits from Chicago's demographics and Indiana's business-friendly environment
- Indiana ranked 2nd among Midwest states for cost of doing business in 2019
- **28 Fortune 1000** companies combined headquartered throughout Chicago and Northwest Indiana
- Chief Executive magazine ranked Indiana the 5th best state in the nation for business, placing it 1st in the Midwest in 2019

Key Employers in Operating Market

Boeing, ADM, United Airlines, Exelon, KraftHeinz, McDonald's, The University of Chicago, NiSource, United States Steel, Community Healthcare System, bp, Franciscan Health, Horseshoe Hammond

Source: S&P Global Market Intelligence, Forbes, Fortune.com, Moody's North America Cost Review, The Times of Northwest Indiana
(1) Excludes non-retail deposits, branches with more than $500 million in deposits and closed branches as of June 30, 2021.
(2) Data represents estimated 2021 population per S&P Global Market Intelligence.
(3) Ranking amongst ten largest populated MSAs of 2021.

FINWARD BANCORP

Disciplined and Experienced Acquiror

	First Federal Savings & Loan Association of Hammond	Liberty Savings Bank, FSB	First Personal Bank	AJS BANCORP, INC.	Royal Financial, Inc.
Transaction Date	Closed April 2014	Closed July 2015	Closed July 2018	Closed January 2019	Announced July 2021
Transaction Value	(1)	(1)	$16M	$34M	$53M
Assets ($M)[2] As a % of FNWD Assets	$38M 5%	$57M 7%	$146M 15%	$179M 16%	$533M 33%
Loans ($M)[2]	$29M	$28M	$95M	$88M	$464M
Deposits ($M)[2]	$37M	$56M	$125M	$144M	$466M
# of Branches	2	3	3	3	9

Source: S&P Global Market Intelligence.
(1) First Federal Savings & Loan Association of Hammond and Liberty Savings Bank, FSB transactions were voluntary supervisory conversions; FNWD did not pay any consideration as part of the transactions.
(2) Based on reported acquired amounts per Company's Audits and 10-K filings.

FINWARD BANCORP

Acquisition of Royal Financial, Inc. (RYFL)

Company Overview

- Royal Financial, Inc. has provided banking and financial services in the Chicagoland area since 1887 through its wholly-owned subsidiary Royal Savings Bank
- Headquartered in Chicago, IL and operates nine full-services branch locations throughout Chicago with lending centers in Homewood and St. Charles, IL
- Consistently profitable with net income of $5.2 million for the twelve months ended 6/30/2021, resulting in a LTM ROAA of 1.01% and ROATCE of 11.9%
- 4.18%(1) yield on loans and 0.33%(1) cost of total deposits for the quarter ended 6/30/2021

Branch Map


Chicago
Evanston
Naperville
Park Ridge
Oak Brook
Bolingbrook
Whiting

Transaction Rationale

- Strengthens presence in attractive Chicago market, with pro forma deposits of approximately $1.9 billion and top 25 deposit market share in the Chicago-Naperville-Elgin, IL-IN-WI MSA
- Strong EPS accretion of ~25% in the first year of fully realized cost savings with mid single-digits tangible book value dilution and an earn back of approximately 2.3 years using the cross-over method
- Pro forma company positioned to benefit from growth potential of leveraging its present business model within those new and existing markets, while benefiting from a higher legal lending limit and additional products on the Finward platform

Financial Highlights

Balance Sheet ($M)		Capital	
Assets	$533	TCE / TA	8.6%
Net Loans (Incl. HFS)	$460		
Deposits	$466		
Profitability (LTM)		**Asset Quality(2)**	
NIM	3.42%	NPAs/Assets	0.44%
ROAA	1.01%	LLR/Loans	0.83%
ROATCE	11.9%	LLR/NPLs	175.1%
Efficiency Ratio	57.1%	LTM NCOs/Avg. Loans	(0.05%)

Source: S&P Global Market Intelligence.
(1) Loan yield based on bank-level regulatory data and deposit cost based on BHC-GAAP data.
(2) Asset quality data based on bank-level regulatory data.

FINWARD BANCORP

Driving Service Excellence

Deepen Relationships

- Transitioning from customers and features to relationships and solutions
- Focus on what clients need to thrive
- Broaden product/service offerings

Drive Efficiency

- Reduce complexity
- Reduce cycle time
- Improve sales growth

Expand Markets

- Grow into new markets organically
- Expand product offerings
- Build scale through whole bank & team acquisitions

Superior customer service supported by best in class technology

Technology Partners

salesforce · WalletFi · ncino · OnBoard · FIS · ICE Mortgage Technology

Well-Balanced, Growing Loan Portfolio

Historical Gross Loans ($ Millions)


Organic Loans
PPP Loans
Acquired Loans (1)
CAGR - 10.6% (10.1% excl. PPP)
$438
$488
$29
$459
$572
$28
$544
$584
$620
$764
$95
$670
$906
$88
$818
$965
$67
$898
$956
$923
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Yield on Loans (%)[2]


4.79%
4.35%
4.37%
4.37%
4.37%
4.61%
4.85%
4.47%
4.17%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Source: S&P Global Market Intelligence & Company Documents.

Note: Total loans as of December 31 for each period and September 30 for Q3 2021; Q3 2021 excludes loans to be acquired from Royal Financial, which is expected to close in Q1 2022.

(1) Based on reported acquired loans per Company's Audits and 10-K filings.

(2) Non-GAAP calculation, see Page 31.

Q3'21 Loan Portfolio by Collateral Type


Commercial Real Estate
Residential Real Estate
Commercial Business
Construction & Land Development
Multifamily
Home Equity
Manufactured Homes
Other
32.6%
28.3%
13.2%
11.6%
6.0%
3.7%
3.5%
1.1%

Lending Strategy

- Core competency in commercial lending (46% combined total of CRE and C&I)
- Growing C&I portfolio of $125.9 million ($93.0 million excl. PPP) as of 9/30/2021
- Named 2019 Lender of the Year by the Regional Development Company for commercial lending efforts
- Continuously making upgrades to residential mortgage platform with $225 million of originations in 2020 and $120 million for the year-to-date period ending in Q3 2021
- Portfolio mortgages mainly jumbo loans, high quality loans with 10-15 year terms, and acquired loans

FINWARD BANCORP

COVID-19 Impacts

Credit Modifications / Deferrals

- Prudently helping borrowers unable to meet contractual payment obligations due to COVID-19
- Consistent with regulatory guidance, consider deferrals/modifications if borrower's cash flow impacted by the pandemic
- Total deferrals/modifications of $1.5 million (0.2% of total loans)
- As of 9/30/2021, 100% of deferrals are interest only


$ in Millions
Commercial Real Estate
Residential Real Estate
Commercial Business
Home Equity
Manufactured Homes
Multifamily
Construction & Land Development
$1.4 0.2%
$50.5 5.2%
$63.5 6.4%
$75.5 7.7%
$84.9 8.7%
$20.0 2.1%
$13.0 1.3%
$14.3 1.5%
$16.1 1.6%
$14.9 1.5%
$18.4 1.9%
$25.6 2.6%
$13.5 1.4%
$19.7 2.0%
$14.2 1.5%
$5.7 0.6%
$1.5 0.2%
$1.5 0.2%
$1.5 0.2%
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21

Source: Company Documents

FINWARD BANCORP

Conservative Approach to Credit

Credit Philosophy

- Experienced banking team with deep knowledge of the Chicago area market empowered to be relationship bankers (not just lenders)
- Prudent risk identification and mitigation processes in place to proactively address risks in the loan portfolio
- Compete aggressively for new lending opportunities, but will always appropriately structure credits to minimize risk
- Loan portfolio is well diversified to reduce concentration risks

Credit Underwriting and Administration

- Credit approval process is layered through Chief Business Banking Officer and loan committees (OLC, SOLC and Board EC)
- Additional personnel to be hired in near future
- 60% of the portfolio was reviewed by an internal team or third party in 2020
- Stress test was conducted by an outside third party in 2020 and will be tested again this year
- Commercial portfolio workout manager actively monitors and works with borrowers for problem credits

NPAs / Assets[1]


$9.1
$10.5
$9.2
$10.6
$9.5
$14.6
$ in Millions
Commercial Non-Accrual
Non-Accrual TruPS
Other NPAs
0.91%
1.15%
1.05%
1.14%
0.99%
0.97%
0.72%
1.11%
0.93%
2013
2014
2015
2016
2017
2018
2019
2020 (2)
Q3 2021 (2)

NCOs (Recoveries) / Avg. Loans


$1.7
$1.7
$0.4
$0.5
$1.4
$1.5
$0.2
$0.0
$ in Millions
0.39%
0.35%
0.07%
0.09%
0.23%
0.12%
0.18%
0.03%
(0.00%)
2013
2014
2015
2016
2017
2018
2019
2020 (2)
Q3 2021 (2) YTD

Reserves / Loans


$7.2
$8.4
$7.7
$7.5
$12.5
$ in Millions
LLR / Loans (ex. MBA Discounts)
LLR / Loans (w/ MBA Discounts)
1.64%
1.60%
1.89%
1.82%
1.59%
1.64%
1.66%
1.84%
1.77%
1.30%
1.22%
1.32%
1.21%
1.04%
0.99%
1.39%
1.49%
2013
2014
2015
2016
2017
2018
2019
2020 (2)(3)
Q3 2021 (2)(3)

Source: S&P Global Market Intelligence & Company Documents.
(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Excludes PPP Loan balances.
(3) Non-GAAP calculation, see Page 31.

FINWARD BANCORP

Stable and Growing Core Deposit Franchise

Historical Total Deposits ($ Millions)


Organic Deposits
Acquired Deposits(1)
CAGR - 12.3%
$573
$634
$597
$37
$715
$659
$56
$780
$793
$930
$125
$805
$1,154
$144
$1,010
$1,302
$1,406
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Q3'21 Deposit Composition


Noninterest Bearing Checking
Interest Bearing Checking
Savings
Money Market
Retail Time <$100K
Jumbo Time >$100K
10.1%
20.4%
8.7%
22.4%
18.1%
20.2%
90% Core(2)

Cost of Deposits (%)


FNWD
Peer Median(3)
Avg. Fed Funds Rate:
0.11%
0.09%
0.13%
0.39%
1.00%
1.83%
2.16%
0.36%
0.05%
0.47%
0.20%
0.37%
0.20%
0.34%
0.22%
0.40%
0.24%
0.44%
0.27%
0.70%
0.45%
1.00%
0.75%
0.59%
0.43%
0.31%
0.16%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Deposit Strategy

- Formidable and well established core deposit franchise provides low-cost source of funding for loan origination
- 68% loans/deposits provides ample room for loan growth
- 81% of total deposits are non-maturity as of 9/30/2021
- Top quartile(3) cost of deposits at 16 bps for the year-to-date period ending 9/30/2021
- 82% of time deposits as of 9/30/2021 repricing over the next 12 months; providing opportunity for additional potential down-trend in pricing

Source: S&P Global Market Intelligence & Company Documents.
Note: Total deposits as of December 31 for each period and September 30 for Q3 2021; Q3 2021 excludes deposits to be acquired from Royal Financial, which is expected to close in Q1 2022.
(1) Based on reported acquired deposits per Company's Audits and 10-K filings.
(2) Core deposits defined as total deposits less time deposits greater than $100K.
(3) Peer group consists of Midwest major exchange-traded banks with total assets between $1.0 billion and $2.0 billion as of 9/30/2021.

FINWARD BANCORP

Core Earnings Power

Profitability

- Strong earnings continue to accrete to and build capital
- Low cost funding allows for utilizing the balance sheet efficiently
- Successful execution of M&A strategy resulting in realized synergies more than accounting for one-time deal-related costs
- Future profitability to be driven by a combination of organic growth, streamlining of internal operations, and accretive M&A

Core Net Income(1)(2) & Earnings Per Share(1)(2)



$ in Millions, except per share
Core Net Income
GAAP Net Income
Core EPS
Core EPS CAGR - 6.0%(3)
$6.7 $7.1
$6.8 $7.4
$7.5 $7.9
$8.3 $9.1
$8.7 $9.0
$9.6 $9.3
$11.8 $11.5
$13.3 $15.9
$10.5 $11.7
$2.36
$2.41
$2.64
$2.89
$3.03
$3.25
$3.43
$3.86
$3.03
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021(4) YTD

Core ROAA(1)(2) & Core ROATCE(1)(2)



Core ROATCE
Core ROAA
9.6%
9.5%
9.8%
10.0%
9.9%
10.9%
10.6%
10.4%
9.9%
0.97%
0.90%
0.92%
0.93%
0.95%
0.96%
0.91%
0.94%
0.88%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Core Pre-Provision Net Revenue(1)(2) / Avg. Assets



$ in Millions
Core Pre-Provision Net Revenue
Core Pre-Provision Net Revenue / Avg. Assets
$9.3
$9.6
$10.1
$11.6
$11.8
$12.4
$16.1
$19.1
$12.9
1.35%
1.26%
1.23%
1.31%
1.29%
1.24%
1.25%
1.34%
1.09%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021(4) YTD

Source: S&P Global Market Intelligence & Company Documents.
(1) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.
(2) Non-GAAP calculation, see Pages 29 & 30.
(3) For comparison purposes, CAGR calculated using Core EPS for the LTM period ending 9/30/2021.
(4) Earnings metrics for the year-to-date period ending 9/30/2021.

FINWARD BANCORP

High Quality, Recurring Revenues

Revenue Themes

- Solid net interest margin throughout the economic cycle driven by
  - Top quartile cost of deposits
  - Well managed/diversified loan portfolio with a commercial focus
- Noninterest income is a meaningful component of revenues
  - Flexible mortgage banking operation capable of scaling to meet demand with minimal incremental costs
  - Treasury management business providing value to business clients while augmenting fee income
  - Growing/diversifying wealth management venture

Q3'21 Year-To-Date Gross Revenue


25.2%
Noninterest
Income
$12.1 Million
74.8%
Net Interest
Income
$36.1 Million

Gross Revenue ($ Millions)


Net Interest Income
Noninterest Income
$29.8
$31.4
$34.2
$37.7
$38.5
$43.5
$53.8
$64.0
$48.3
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021
YTD

Source: S&P Global Market Intelligence & Company Documents.

Revenue Trends


NII / Avg. Assets
NIM (FTE)
3.98%
3.81%
3.82%
3.85%
3.84%
3.81%
3.73%
3.64%
3.49%
Mortgage originations increased 360% from 2019 to 2020
0.78%
0.80%
0.84%
0.86%
0.85%
0.91%
0.83%
1.27%
1.02%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021
YTD

FINWARD BANCORP

Diversified Sources of Fee Income

Noninterest Income Business

- Mortgage banking, service income, wealth management, and other noninterest income streams are all internally developed
- Recurring fee income buttressed by record gains on mortgage loan sales (up 266% YOY from 2019 to 2020)
- 2020 wealth management income up 12% YOY from 2019 (income tied to trust and fiduciary business, not AUC)
- Investments in enhanced treasury management services compliment business lending activities

Noninterest Income Breakdown



Gain on Sale of Loans
Fees & Service Charges
Wealth Management
Gain on Sale of Securities
Other
2013: $5.4M
7.8%
7.1%
11.8%
26.1%
47.3%
Q3 2021 YTD: $12.1M
($16.2M annualized)
5.5%
10.5%
14.7%
36.2%
33.0%

Noninterest Income Components



$ in Millions
Gain on Sale of Loans
Fees & Service Charges
Wealth Management
Gain on Sale of Securities
Other
$5.4
$6.1
$6.9
$7.6
$7.8
$9.1
$10.7
$18.1
$12.1
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Source: S&P Global Market Intelligence & Company Documents.

Wealth Management AUC (Assets Under Care)



$ in Millions
Managed
Non-Managed
Current management hired in 2016
Managed Assets CAGR since 2016: 16.9%
$267
$180
$88
$276
$134
$141
$281
$91
$190
$319
$174
54%
$145
46%
$323
$170
$153
$298
$77
$221
$333
$83
$249
$342
$78
$263
$373
$69
18%
$304
82%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

FINWARD BANCORP

Focused Expense Management

- Investments in core technology platforms key to leveraging of the expense base
- Long-term goal of core efficiency ratio under 60%
- Long-term goal of core NIE / Avg. Assets under 2.5%
- Total assets per FTE has increased 25% since the closing of last bank acquisition
- Have begun a multi-year process to reposition Banking Centers for the needs of our individual communities while increasing efficiency



Core Noninterest Expense & Core Efficiency Ratio(1)(2)


$ in Millions
Core Noninterest Expense
Core Efficiency Ratio
$19.8
$21.3
$23.5
$25.2
$25.9
$29.9
$36.9
$42.6
$33.8
68.0%
69.0%
70.0%
68.5%
68.7%
70.7%
69.7%
69.0%
71.8%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Avg. Assets / FTE & Core NIE / Avg. Assets(2)(3)


$ in Millions
Avg. Assets / FTE
Core NIE / Avg. Assets
$4.3
$4.2
$4.1
$4.5
$4.5
$4.4
$5.0
$5.4
$6.0
2.9%
2.8%
2.9%
2.8%
2.8%
3.0%
2.9%
3.0%
2.8%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Source: S&P Global Market Intelligence & Company Documents.
(1) To calculate Efficiency Ratio: NIE excludes amortization of intangibles, foreclosure & repo expense, and nonrecurring expense while NII excludes gain on sale of securities and gain from sale of foreclosed real estate.
(2) Non-GAAP calculation, see Page 32.
(3) NIE excludes amortization of intangibles, foreclosure & repo expense, and nonrecurring expenses.

FINWARD BANCORP

Robust Capital Levels

Capital Management

- Regulatory capital levels in excess of well-capitalized requirements
- TCE and regulatory capital ratios demonstrate a consistent ability to leverage capital
- Have a capital plan in place that satisfies our internal goals

TCE / TA & Leverage Ratio (%)



TCE Ratio (excl. PPP) (1)
Leverage Ratio (excl. PPP) (1) (2)
9.6% 10.0%
9.6% 9.2%
9.0% 9.0%
8.9% 9.2%
9.6% 9.6%
8.3% 8.6%
8.9% 8.5%
9.7% 8.9%
8.8% 8.5%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Holding Company Total Capital Ratio (%)



15.6%
14.8%
13.5%
14.3%
14.0%
12.6%
12.7%
14.0%
14.4%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

CRE and C&D / Total Risk Based Capital (%)



CRE / Total Capital (2)
C&D / Total Capital (2)
CRE Test
C&D Test
300%
160% 29%
165% 33%
206% 50%
191% 43%
214% 53%
247% 64%
251% 73%
232% 68%
239% 75%
100%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see page 30.
(2) Leverage Ratio excludes PPP loan balance from average assets for leverage ratio.
(3) Commercial real estate loans divided by total risk-based capital and construction & development loans divided total risk-based capital

FINWARD BANCORP

Reliable Stewards of Capital

Capital Strategy

- Commitment to growing tangible book value per share:
  - (1) Supporting organic growth
  - (2) Acquisitions
  - (3) Returning capital to shareholders
- Retaining capital necessary to support organic growth initiatives
- Deploying capital through strategic acquisitions that expand our geographic footprint and grow fee based business lines in a financially accretive manner
- Returning capital to shareholders through reasonable and competitive dividend
- Authorized buyback program in place since 2014

Tangible Book Value Per Share Growth[1]


TBV + Dividend CAGR - 9.8%
TBV CAGR - 7.0%
$23.50
$26.18
$27.30
$28.28
$31.03
$29.67
$33.99
$39.41
$39.69
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Annual Dividend Per Share


Dividend Per Share
Dividend Payout (%)
$0.85
$0.97
$1.06
$1.11
$1.15
$1.19
$1.23
$1.24
$0.93
34.0%
37.3%
38.5%
34.7%
36.7%
37.5%
36.5%
26.9%
27.7%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see Page 30.

FINWARD BANCORP

Recap of Franchise Highlights

✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned to grow through acquisition opportunities in existing markets

✓ Attractive Core Deposit Franchise

- 90% core deposits with top quartile cost of deposits for the year-to-date period ending Q3 2021 of 16bps
- Growing core deposits in excess of 12.6% per year (CAGR since 2013)

✓ Track Record of Exceptional Growth and Profitability

- Producing long-term earnings growth in excess of 6.0%[1] (CAGR since 2013) and TBV growth in excess of 7.0% (CAGR since 2013)
- Future profitability focused on a combination of organic growth, streamlining operations, and M&A

✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding markets and product offerings
- Moving toward best in class technology stack

(1) For comparison purposes, CAGR calculated using Core EPS for the LTM period ending 9/30/2021.

THANK YOU

FINWARD
BANCORP

APPENDIX

Board of Directors

Board Member	Age	Year Joined Board	Experience
David A. Bochnowski *Chairman*	76	1977	• Executive Chairman since 2016 and previously CEO of the Company for 35 years • Honored by Indiana Bankers Association as a Leader in Banking Excellence and former Chairman of America's Community Bankers Association
Benjamin J. Bochnowski *President & CEO*	41	2014	• Became EVP & COO of the Company in 2013, promoted to President in 2015 and became CEO in 2016 • Director and member of the Executive Committee of the Indiana Bankers Association and serves on the Membership Committee of American Bankers Association
Donald P. Fesko	49	2005	• President & CEO of Community Foundation of Northwest Indiana, a healthcare system with three hospitals and multiple outpatient facilities • Former CEO of Community Hospital from 2005 to 2016 before being promoted to President & CEO of entire healthcare system
Edward J. Furticella	74	2000	• Professor Emeritus of Accounting at Purdue University Northwest, holding titles of Clinical Professor and Department Head among others • Former CFO of Peoples Bank from 1995 to 2004 and serves on the Risk Management, Executive & Strategic Planning Committees
Danette Garza	67	2013	• Business leader who owns Jack Gray Transport Logistics Network, a hauler operation and certified Minority & Women's Business Enterprise • Served as Probate Commissioner for the Lake County Superior Court from 2013 to 2017 and is a CPA as well as a licensed attorney
Joel Gorelick	74	2000	• Served as President & COO of the Company until January 2013 and has over 40 years of banking experience, including retail and commercial • Serves as Charter Chairman Emeritus of the Lake County Economic Alliance
Amy W. Han	58	2008	• Completed a Ph.D. in counseling/clinical psychology; prior to graduate work held management consultant roles with Norrell Services and AT&T • Currently serves as the Director for Clinical Affairs and Education at the Northwest campus of Indiana University School of Medicine
Robert E. Johnson III	52	2016	• Founder, President & CEO of Cimcor, Inc., a developer of cutting edge IT security software enabling companies to maintain IT system integrity • Previously Manager of business systems for Kvaerner Metals and Manager of Process Automation & Control for Davy McKee Corporation
Kenneth V. Krupinski	74	2003	• Past President of Swartz, Retson & Co., P.C. (CPA firm) and was a Certified Public Accountant for 43 years
Anthony M. Puntillo	55	2004	• Co-Owner, Managing Partner & Founder of Puntillo and Crane Orthodontics, PC, a dental specialty practice with locations in Northwest Indiana • Current President-Elect of the Great Lakes Association of Orthodontists and member of various orthodontics associations
James L. Wieser	74	1999	• Attorney with over 47 years of experience, concentrating in real estate development and representation of small businesses

FINWARD BANCORP

Well-Positioned Securities Portfolio

- Securities book currently represents 33.0% of the overall balance sheet
- Began investing excess liquidity into securities portfolio in Q4'20 to enhance net interest margin
- As of Q3'21, 98% of portfolio consisted of municipals and mortgage backed securities
- Remainder of portfolio primarily in money market funds to provide for a certain level of immediate liquidity
- Conservative approach to managing investments resulted in a yield on securities of 1.97% for the year-to-date period ending in Q3'21
- An investment subsidiary headquartered in Nevada manages the securities portfolio, minimizing taxes payable on the securities portfolio

Q3'21 Securities Composition


Municipal
Mortgage Backed
U.S. Government Sponsored
Collateralized Debt Obligations
U.S. Treasury Securities
60.3%
37.4%
2.0%
0.2%
0.1%

Securities Balance & Yield


$ in Millions
Securities
Yield on Securities
$195.6
$220.1
$233.4
$233.6
$244.5
$241.8
$277.2
$410.7
$531.0
2.73%
2.72%
2.66%
2.54%
2.66%
2.85%
2.66%
2.05%
1.97%
2013
2014
2015
2016
2017
2018
2019
2020
Q3 2021 YTD

Source: S&P Global Market Intelligence & Company Documents.

Historical Financial Summary

$ in thousands, except per share data	2017	2018	2019	2020	Fiscal YTD Q3 2021
	Fiscal Year Ended December 31				
Balance Sheet & Capital					
Total Assets	$927,259	$1,096,158	$1,328,161	$1,496,292	$1,609,924
Loans, Net	612,729	756,438	897,228	952,688	942,578
Total Deposits	793,004	929,786	1,154,370	1,302,339	1,406,200
Tangible Common Equity[1]	88,844	89,872	117,319	136,461	138,086
TBV Per Share[1]	$31.03	$29.67	$33.99	$39.41	$39.69
TCE / TA (%)[1][2]	9.6 %	8.3 %	8.9 %	9.7 %	8.8 %
Tier 1 Leverage Ratio (%)[1][2]	9.6 %	8.6 %	8.5 %	8.9 %	8.5 %
Total Risk-Based Capital Ratio (%)	14.0 %	12.6 %	12.7 %	14.0 %	14.4 %
Asset Quality					
Nonperforming Assets	$9,221	$10,593	$9,532	$15,832	$14,635
NPAs / Assets (%)[1][2][3]	0.99 %	0.97 %	0.72 %	1.11 %	0.93 %
NPLs / Loans (%)	0.89 %	1.11 %	0.91 %	1.49 %	1.42 %
NCOs (Recoveries) / Average Loans (%)	0.23 %	0.12 %	0.18 %	0.03 %	(0.00) %
ALLL / Total Loans (%)[1][2][4]	1.59 %	1.64 %	1.66 %	1.84 %	1.77 %
Income Statement					
Net Interest Income	$30,766	$34,359	$43,158	$45,881	$36,118
Provision for Loan Losses	1,200	1,308	2,584	3,687	1,293
Noninterest Income	7,752	9,099	10,670	18,148	12,139
Noninterest Expense	25,488	31,383	38,030	41,636	33,904
Income Tax Expense	2,869	1,430	1,678	2,774	1,408
Net Income	8,961	9,337	11,536	15,932	11,652
GAAP Earnings Per Share	$3.13	$3.17	$3.37	$4.60	$3.35
Profitability Ratios					
Core ROAA (%)[1]	0.95 %	0.96 %	0.91 %	0.94 %	0.88 %
Core ROATCE (%)[1]	9.9 %	10.9 %	10.6 %	10.4 %	9.9 %
Net Interest Margin (FTE) (%)	3.84 %	3.81 %	3.73 %	3.64 %	3.49 %
Core Efficiency Ratio (%)[1]	68.7 %	70.7 %	69.7 %	69.0 %	71.8 %
Noninterest Income / Average Assets (%)	0.85 %	0.91 %	0.83 %	1.27 %	1.02 %
Core Noninterest Expense / Average Assets (%)[1]	2.8 %	3.0 %	2.9 %	3.0 %	2.8 %

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculation, see following pages.
(2) Excludes PPP Loans.
(3) NPAs/Assets excludes restructured loans from nonperforming assets.
(4) ALLL includes M&A discounts.

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Net income	$ 7,118	$ 7,394	$ 7,852	$ 9,142	$ 8,961	$ 9,337	$ 11,536	$ 15,932	$ 11,652
Non-recurring expenses									
Acquisition related costs	—	—	452	—	—	2,078	2,113	—	—
Non-recurring income									
BOLI death benefit	—	—	—	—	—	—	(205)	—	—
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,276)
Amortization of intangibles	—	9	41	70	70	268	956	994	745
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(897)
Related tax benefit / (cost)	221	298	179	477	436	(66)	(57)	687	300
DTA revaluation	—	—	—	—	517	—	—	—	—
Core net income	$ 6,709	$ 6,842	$ 7,519	$ 8,257	$ 8,668	$ 9,587	$ 11,751	$ 13,346	$ 10,524
Diluted average common shares outstanding	2,841,990	2,844,033	2,850,801	2,858,601	2,864,037	2,949,212	3,425,056	3,459,167	3,476,406
Reported: Diluted earnings per share	$ 2.50	$ 2.60	$ 2.75	$ 3.20	$ 3.13	$ 3.17	$ 3.37	$ 4.61	$ 3.35
Core: Diluted earnings per share	2.36	2.41	2.64	2.89	3.03	3.25	3.43	3.86	3.03
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,587,330
Reported: Return on average assets	1.03%	0.97%	0.96%	1.03%	0.98%	0.93%	0.90%	1.12%	0.98%
Core: Return on average assets	0.97%	0.90%	0.92%	0.93%	0.95%	0.96%	0.91%	0.94%	0.88%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 36,118
Non-interest income	5,369	6,074	6,850	7,613	7,762	9,099	10,670	18,148	12,139
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,276)
Non-interest expense	(19,821)	(21,015)	(23,616)	(24,709)	(25,498)	(31,383)	(38,030)	(41,636)	(33,904)
Pre-provision net revenue	$ 9,335	$ 9,881	$ 9,998	$ 12,132	$ 12,170	$ 10,875	$ 15,177	$ 20,045	$ 13,077
Non-recurring expenses	—	—	452	—	—	2,076	2,113	—	—
Non-recurring income	—	—	—	—	—	—	(205)	—	—
Amortization of intangibles	—	9	41	70	70	268	956	994	745
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(897)
Core: pre-provision net revenue	$ 9,335	$ 9,572	$ 10,092	$ 11,596	$ 11,784	$ 12,391	$ 16,070	$ 19,120	$ 12,925
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,587,330
Reported: Pre-provision net revenue to average assets	1.35%	1.30%	1.22%	1.37%	1.34%	1.09%	1.18%	1.40%	1.10%
Core: Pre-provision net revenue to average assets	1.35%	1.26%	1.23%	1.31%	1.29%	1.24%	1.25%	1.34%	1.09%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,496,292	$ 1,609,924
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,374)
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(32,892)
Tangible assets (excl. PPP)	$ 693,453	$ 773,349	$ 861,809	$ 910,340	$ 924,043	$ 1,084,566	$ 1,311,938	$ 1,413,889	$ 1,562,549
Total stockholders' equity	66,761	76,165	80,909	84,108	92,060	101,464	133,542	151,689	152,569
Goodwill	—	(1,611)	(2,561)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,374)
Tangible common equity	$ 66,761	$ 74,470	$ 77,825	$ 80,822	$ 88,844	$ 89,872	$ 117,319	$ 136,461	$ 138,086
Ending number of common shares outstanding	2,841,164	2,844,167	2,851,417	2,860,157	2,864,507	3,029,157	3,451,797	3,462,908	3,479,139
Tangible common equity to tangible assets (excl PPP)	9.6%	9.6%	9.0%	8.9%	9.6%	8.3%	8.9%	9.7%	8.8%
Tangible book value per share	$ 23.50	$ 26.18	$ 27.29	$ 28.26	$ 31.02	$ 29.67	$ 33.99	$ 39.41	$ 39.69
Average stockholders' common equity	$ 69,966	$ 72,943	$ 79,299	$ 85,842	$ 90,538	$ 94,460	$ 126,845	$ 144,275	$ 155,945
Average goodwill	—	(1,007)	(2,156)	(2,705)	(2,792)	(4,809)	(10,650)	(11,109)	(11,109)
Average other intangibles	—	(55)	(249)	(483)	(459)	(1,504)	(5,274)	(4,616)	(3,768)
Average tangible stockholders' common equity	$ 69,966	$ 71,881	$ 76,895	$ 82,654	$ 87,287	$ 88,147	$ 110,921	$ 128,550	$ 141,068
Reported: Return on average tangible common equity	10.2%	10.3%	10.2%	11.1%	10.3%	10.6%	10.4%	12.4%	11.0%
Core: Return on average tangible common equity	9.6%	9.5%	9.8%	10.0%	9.9%	10.9%	10.6%	10.4%	9.9%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Tier 1 Capital	$ 69,008	$ 72,033	$ 76,402	$ 82,386	$ 88,431	$ 92,800	$ 110,800	$ 125,300	$ 133,800
Average assets for leverage ratio	$ 692,136	$ 783,002	$ 846,736	$ 898,966	$ 916,846	$ 1,073,550	$ 1,310,614	$ 1,477,980	$ 1,614,151
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(32,892)
Average assets for leverage ratio (excl PPP)	$ 692,136	$ 783,002	$ 846,736	$ 898,966	$ 916,846	$ 1,073,550	$ 1,310,614	$ 1,410,805	$ 1,581,259
Leverage Ratio (excl PPP)	10.0%	9.2%	9.0%	9.2%	9.6%	8.6%	8.5%	8.9%	8.5%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Reported: Interest income on loans	$ 20,891	$ 21,232	$ 23,203	$ 26,269	$ 26,859	$ 32,392	$ 44,455	$ 44,867	$ 31,291
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(897)
Core: Interest income on loans	$ 20,891	$ 20,914	$ 22,804	$ 25,663	$ 26,403	$ 31,564	$ 42,484	$ 42,948	$ 30,394
Average loan balances	$ 436,429	$ 480,404	$ 522,278	$ 587,119	$ 603,913	$ 684,159	$ 876,611	$ 961,187	$ 970,740
Reported: Yield on loans	4.79%	4.42%	4.44%	4.47%	4.45%	4.73%	5.07%	4.67%	4.30%
Core: Yield on loans	4.79%	4.35%	4.37%	4.37%	4.37%	4.61%	4.85%	4.47%	4.17%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Reported: Allowance for loan losses	$ 7,189	$ 6,361	$ 6,953	$ 7,698	$ 7,482	$ 7,962	$ 8,999	$ 12,458	$ 13,774
Additional reserves not part of ALLL	—	1,458	3,835	2,908	2,376	4,592	6,042	4,098	2,572
Adjusted: Allowance for loan losses	$ 7,189	$ 7,819	$ 10,788	$ 10,606	$ 9,858	$ 12,554	$ 15,041	$ 16,556	$ 16,346
Reported: Loan balances	437,821	488,153	571,898	583,650	620,211	764,400	908,227	965,146	956,352
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(32,892)
Adjusted: Loan balances	$ 437,821	$ 488,153	$ 571,898	$ 583,650	$ 620,211	$ 764,400	$ 908,227	$ 897,971	$ 923,460
Reported: LLR / loans	1.64%	1.30%	1.22%	1.32%	1.21%	1.04%	0.99%	1.29%	1.44%
Adjusted: LLR / loans	1.64%	1.60%	1.89%	1.82%	1.59%	1.64%	1.66%	1.84%	1.77%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Non-accruing loans	$ 3,780	$ 4,599	$ 5,201	$ 5,605	$ 4,996	$ 6,595	$ 6,507	$ 13,799	$ 11,027
Accruing loans > 90 days delinquent	174	941	377	500	227	321	866	566	2,516
Non-accrual TruPS	1,252	1,611	1,912	1,689	2,299	2,050	1,076	929	1,011
OREO	1,084	1,745	1,590	2,665	1,699	1,627	1,083	538	81
Total non-performing assets	$ 6,290	$ 8,896	$ 9,080	$ 10,459	$ 9,221	$ 10,593	$ 9,532	$ 15,832	$ 14,635
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,496,292	$ 1,609,924
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	67,175	32,892
Total assets (excl. PPP)	$ 693,453	$ 775,044	$ 864,893	$ 913,626	$ 927,259	$ 1,096,158	$ 1,328,161	$ 1,429,117	$ 1,577,032
Reported: NPAs / assets (excl. TDRs)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.06%	0.91%
Adjusted: NPAs / assets (excl. TDRs & PPP)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.11%	0.93%

FINWARD BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	September 30, 2021 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 36,118
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	12,139
Reported: Revenue	29,786	31,437	34,220	37,667	38,518	43,458	53,828	64,029	48,257
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(1,276)
Non-recurring income	—	—	—	—	—	—	(205)	—	—
Core: Revenue	$ 29,156	$ 30,896	$ 33,614	$ 36,841	$ 37,658	$ 42,258	$ 53,002	$ 61,681	$ 46,981
Reported: Non-interest expense	19,821	21,015	23,616	24,709	25,488	31,383	38,030	41,636	33,904
Amortization of intangibles	—	(9)	(41)	(70)	(70)	(268)	(956)	(994)	745
Loan accretion income	—	318	399	606	456	828	1,971	1,919	(897)
Non-recurring expenses	—	—	(452)	—	—	(2,076)	(2,113)	—	—
Core: Non-interest expense	$ 19,821	$ 21,324	$ 23,522	$ 25,245	$ 25,874	$ 29,867	$ 36,932	$ 42,561	$ 33,752
Reported: Efficiency Ratio	66.5%	66.8%	69.0%	65.6%	66.2%	72.2%	70.7%	65.0%	70.3%
Core: Efficiency Ratio	68.0%	69.0%	70.0%	68.5%	68.7%	70.7%	69.7%	69.0%	71.8%
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,587,330
Reported: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.1%	3.0%	2.9%	2.8%
Core: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.0%	2.9%	3.0%	2.8%

FINWARD BANCORP